GE INVESTMENTS FUNDS, INC.

Income Fund

Supplement dated April 9, 2014

To the Statutory Prospectus dated May 1, 2013,

as supplemented on July 12, 2013, November 11, 2013 and February 5, 2014

and

Summary Prospectus dated May, 1, 2013

Effective April 7, 2014, the GE Investments Funds, Inc. statutory prospectus dated May 1, 2013, as supplemented (the “Prospectus”), and the GE Investments Income Fund summary prospectus dated May 1, 2013 (the “Summary Prospectus”) are revised as follows:

Income Fund

On page 24 of the Prospectus, and on page 3 of the Summary Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
William M. Healey	15 years	Senior Vice President and Chief Investment Officer – Core Fixed Income
Mark H. Johnson	5 years	Senior Vice President and Chief Investment Officer – Insurance and Long Duration

On page 52 of the Prospectus, under the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers,” the paragraph entitled “Income Fund” is deleted in its entirety and replaced with the following:

The Income Fund is managed by a team of portfolio managers that includes William M. Healey and Mark H. Johnson. Mr. Healey and Mr. Johnson are each responsible for a portion of the Fund, the size of which is determined by team consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his portion of the Fund independent of the other team members, the team is highly collaborative and communicative.

On page 53 of the Prospectus, under the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Funds’ Portfolio Managers,” the biography of Vita Marie Pike is deleted in its entirety.

This Supplement should be retained with your

Summary Prospectus and Prospectus for future reference.